Commitments and Contingencies - Amounts reported in the balance sheet for leases (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Amounts reported in the balance sheet for leases
Right-of-use assets, operating lease	$ 349	$ 523
Operating lease liabilities, current	193	163
Operating lease liabilities, non-current	176	$ 367
Total operating lease liabilities	$ 369
Remaining lease term (in years)	1 year 9 months
Discount rate	6.00%